UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

CORTEX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16467	33-0303583
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15241 Barranca Parkway, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 727-3157

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on Form 8-K filed March 19, 2009, Cortex Pharmaceuticals, Inc. (the “Company”) reduced the base salary for each of its executive officers by 20% effective March 23, 2009. On May 19, 2010, the Company’s Compensation Committee and the Board of Directors approved the reinstatement of base salaries for each of its executive officers back to the amounts existing prior to the March 23, 2009 reductions. The base salary reinstatement is effective as of June 1, 2010.

Additionally, on March 3, 2010, the Board of Directors of the Company approved an amendment to the 2006 Stock Incentive Plan (the “2006 Plan”) to increase the number of shares reserved for issuance thereunder by 2,500,000 shares, or from 7,363,799 shares to 9,863,799 shares, subject to stockholder approval. On May 19, 2010, at the Company’s 2010 annual meeting of stockholders, the stockholders approved the increase in the number of shares of common stock reserved for issuance under the 2006 Plan to 9,863,799 shares.

The foregoing description of the amendment to the 2006 Plan does not purport to be complete and is qualified in its entirety by reference to Amendment No. 3 to 2006 Stock Incentive Plan, which is attached hereto as Exhibit 10.118 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2010, pursuant to approval and authorization by the Board of Directors, the Company filed amendments to its Certificate of Incorporation with the Delaware Secretary of State (the “Amendments”) to (i) eliminate the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the 0% Series E Convertible Preferred Stock and the Series F Convertible Preferred Stock, each of which Series no longer had any shares issued and outstanding as of the filing date; (ii) decrease the authorized number of shares of Series B Preferred Stock from 3,200,000 to 37,500, which reduced amount represents the number of shares of Series B Preferred Stock outstanding as of the filing date; and (iii) increase the authorized number of shares of Series A Junior Participating Preferred Stock from 35,000 to 205,000, which increased amount represents 1/1,000 of the authorized number of shares of common stock as of the filing date as required pursuant to the terms of the Rights Agreement dated February 8, 2002.

Additionally, on May 20, 2010, pursuant to approval and authorization by the Board of Directors, the Company filed a restatement of its Certificate of Incorporation with the Delaware Secretary of State to completely restate the Certificate of Incorporation, as amended to date and including the Amendments, in a single filing (the “Second Restated Certificate”). Pursuant to the terms of the Company’s Certificate of Incorporation, as amended to date, no approval of the Amendments or the Second Restated Certificate by the Company’s stockholders was required.

The foregoing description of the restatement of the Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Second Restated Certificate, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its 2010 annual meeting of stockholders (the “Annual Meeting”) on Wednesday, May 19, 2010 at the Marriott Newport Beach Hotel, 900 Newport Center Drive, Newport Beach, California at 10:30 a.m. Pacific Daylight Time. At the Annual Meeting, the Company’s stockholders (a) elected Robert F. Allnutt, John F. Benedik, Charles J. Casamento, Carl W. Cotman, Ph.D.,

Peter F. Drake, Ph.D., M. Ross Johnson, Ph.D. , Roger G. Stoll, Ph.D. and Mark A. Varney, Ph.D. to serve on the Company’s Board of Directors for a term expiring upon the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified, (b) approved an amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares of common stock thereunder by 2,500,000 shares, and (c) ratified the appointment of Haskell & White LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

As of April 8, 2010, the record date for the Annual Meeting, the Company had 68,412,618 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 56,444,719 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote (representing 82.51% of the total number of shares outstanding and entitled to vote). Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The following sets forth detailed information regarding the voting results at the Annual Meeting:

Proposal 1: Election of directors to serve on the Company’s Board of Directors for a term expiring upon the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert F. Allnutt	11,421,896	710,001	44,312,822
John F. Benedik	11,396,056	735,841	44,312,822
Charles J. Casamento	11,377,346	754,551	44,312,822
Carl W. Cotman, Ph.D.	11,427,091	704,806	44,312,822
Peter F. Drake, Ph.D.	11,429,616	702,281	44,312,822
M. Ross Johnson, Ph.D.	11,342,406	789,491	44,312,822
Roger G. Stoll, Ph.D.	11,276,850	855,047	44,312,822
Mark A. Varney, Ph.D.	11,350,060	781,837	44,312,822

Proposal 2: Approval of amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares of common stock thereunder by 2,500,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,914,254	2,043,654	173,989	44,312,822

Proposal 3: Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,457,583	729,780	257,356	—

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

Exhibit Number	Description

3.1	Second Restated Certificate of Incorporation of Cortex Pharmaceuticals, Inc., as filed with the Delaware Secretary of State on May 20, 2010.

10.118	Amendment No. 3 to 2006 Stock Incentive Plan of Cortex Pharmaceuticals, Inc. effective May 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2010	CORTEX PHARMACEUTICALS, INC.

	By:	/S/ MARIA S. MESSINGER
Maria S. Messinger
Vice President, Chief Financial Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Restated Certificate of Incorporation of Cortex Pharmaceuticals, Inc., as filed with the Delaware Secretary of State on May 20, 2010.

10.118	Amendment No. 3 to 2006 Stock Incentive Plan of Cortex Pharmaceuticals, Inc. effective May 19, 2010.